EXHIBIT 10.10


NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE COMPANY'S SUBSCRIPTION AGREEMENT WITH THE HOLDER CONTAINS ADDITIONAL PROVISIONS RESTRICTING THE TRANSFER OF THIS WARRANT. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY'S OFFICE.

                                                           For the Purchase of
No._______________                                          ________ shares of
                                                                  Common Stock


                       CLASS A WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                              AUGMENT SYSTEMS, INC.

                            (A DELAWARE CORPORATION)


         Augment Systems, Inc., a Delaware corporation ("Company"), hereby certifies that ________________, or his, her or its registered assigns ("Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the period commencing December 1, 1997 ("Commencement Date") and ending on November 30, 2000 ("Expiration Date"), ______ shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at an initial exercise price equal to $1.00 per share (subject to adjustment as provided below); provided, however, that if the Company consummates an initial public offering of its securities ("IPO") by May 30, 1997, then the per-share exercise price of the Warrant shall be adjusted to be equal to one-half of the offering price of a share of Common Stock in the IPO. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Exercise Price," respectively.

         1.        Exercise.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as











Exhibit I duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Warrant Stock being purchased upon such exercise.

                  (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

                  (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                           (i) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise, and

                           (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant, minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

                  (d) In lieu of the payment of the Exercise Price in the manner required by Section 1(a), the Holder shall have the right (but not the obligation) to pay the Exercise Price for the shares of Common Stock being purchased with this Warrant upon exercise by the surrender to the Company of any exercisable but unexercised portion of this Warrant having a "Value" (as defined below), at the close of trading on the last trading day immediately preceding the exercise of this Warrant, equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased upon exercise ("Cashless Exercise Right"). The sum of (x) the number of shares of Common Stock being purchased upon exercise of the non-surrendered portion of this Warrant pursuant to this Cashless Exercise Right and (y) the number of shares of Common Stock underlying the portion of this Warrant being surrendered, shall not in any event be greater than the total number of shares of Common Stock purchasable upon the complete exercise of this Warrant if the Exercise Price were paid in cash. The "Value" of the portion of the Warrant being surrendered shall equal the remainder derived from subtracting (x) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of this Warrant being surrendered from (y) the Market Price of a share of Common Stock multiplied by the number of shares of Common Stock underlying the portion of this Warrant being surrendered. As used in this Warrant, the term "Market Price" at any date shall be deemed to be the last reported sale price of the Common Stock on such date, or, in case no such reported sale takes place on such day, the average of the last reported sale price for the immediately preceding three trading days, in either case as officially reported by the national securities exchange on which the Common Stock is trading, or, if the Common Stock is not principally traded on any national securities exchange, the last reported sale price as furnished by the NASD through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market or SmallCap Market or OTC Bulletin Board or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. The Cashless Exercise Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering the Warrant with a duly executed exercise form attached hereto with the cashless exercise section completed to the Company, exercising the Cashless Exercise Right and specifying the total number of shares of Common Stock being purchased pursuant to such Cashless Exercise Right.

         2.        Adjustments to Exercise Price and Number of Securities.

                  (a) If the outstanding shares of the Company's Common Stock shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend be proportionately reduced. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination or reverse-split shall, simultaneously with the effectiveness of such combination or reverse-split, be proportionately increased.

                  (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution, then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Exercise Price) shall thereafter be applicable, as nearly as practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                  (c) When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

                  (d) No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least $0.01; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 2 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 2 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the per share Exercise Price, in addition to those required by this Section 2 as in its discretion it shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

                  (e) Except as hereinafter provided, in case the Company shall at any time after the date hereof, but prior to the effective date of the IPO, issue or sell any shares of Common Stock, including shares held in the Company's treasury, for a consideration per share less than either the Exercise Price or the Market Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the lesser of the Exercise Price per share in effect immediately prior to such issuance or sale or the Market Price in effect on the date immediately prior to such issuance or sale, plus (y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by
(ii) the number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation.

                  (f) Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant stating the adjusted Exercise Price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (g) For the purposes of any computation to be made in accordance with Section 2, the following provisions shall be applicable:

                           (i) Cash Consideration. In case of the issuance or sale by the Company of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price), before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                           (ii) Other Than Cash Consideration. In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                           (iii) Outstanding Shares. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of any and all outstanding options, rights, warrants to purchase shares of Common Stock and upon the conversion or exchange of any and all outstanding securities convertible or exchangeable into shares of Common Stock.

                  (h) In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than either the Exercise Price Per Share or the Market Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price Per Share in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of this Section 2 hereof, provided that:

                           (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for the issuance of such options, rights or warrants.

                           (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration received by the Company for the issuance of such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

                           (iii) If any change shall occur in the exercise price per share provided for in any of the options, rights or warrants referred to in clause (i) of Section 2(h), or in the price per share at which the securities referred to in clause (ii) of Section 2(h) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                  (i)       No adjustment of the Exercise Price shall be made:

                           (i) Upon the issuance or sale of the shares of Common Stock issuable upon the exercise of (i) the Warrants, (ii) convertible debt, warrants and options outstanding on the date hereof and described in the Company's Confidential Private Placement Memorandum, dated October __ 1996; or (iii) Options granted under the Company's 1996 Stock Option Plan, provided that the exercise price of such options shall be not less than 85% of the Market Price on the date of grant of such options.

         3. Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or Warrants upon the exercise or transfer of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrants, shares of Common Stock or other securities, properties or rights.

         4. Limitation on Sales, etc. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation ("Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant and the Warrant Stock issued upon its exercise and registration or qualification of this Warrant or such Warrant Stock under any applicable Blue Sky or state securities law then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

             Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Stock to be issued upon the exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Stock issued pursuant to such exercise.

         5. Certain Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock ("Property Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Property Dividend which would have been paid to such Registered Holder if the Registered Holder had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record is taken for such Property Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         6.  Registration Rights of Warrant Holder.

                  (a) In the event that the Company consummates an IPO with Laidlaw Equities, Inc. or any of its affiliates, then it shall file twelve full calendar months and one day from the effective date ("Effective Date") of the IPO a Registration Statement under the Act ("Registration Statement") with the Securities and Exchange Commission registering for resale the Warrants and the underlying shares of Common Stock ("Registrable Securities"). On such occasion, the Company will use its best efforts to have such registration statement declared effective promptly thereafter. Should this registration or the effectiveness thereof be delayed by the Company, the exercisability of the Warrants shall be extended ("Delay Extension") for a period of time equal to the delay in registering the Registrable Securities provided, however, that such extension date shall not extend beyond five years from the Effective Date. Moreover, if the Company fails to comply with the provisions of this Section 6, the Company shall, in addition to any other equitable or other relief available to the holders of the Warrants ("Holders"), be liable for any and all incidental, special and consequential damages sustained by the Holder(s).

                  (b) In addition to the registration rights granted in subsection (a) above, the Holders shall have the right until November 30, 2002 to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8 or any equivalent form).

                  (c) The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable
Securities. The Company agrees to use its best efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities in such States as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause (i) the Company to be obligated to register or license to do business in such State, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the rights granted under this Section 6 to remain effective until the earliest of (i) November 30, 2003, (ii) the date by which all of the Registrable Securities have been sold pursuant to the registration statement, or (iii) the date by which all of the Registrable Securities are eligible for resale without restriction pursuant to Rule 144(K) promulgated under the Act.

                  (d)  The  Company   shall   indemnify  the  Holder(s)  of  the
Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement.

                  (e) Nothing contained in this Warrant shall be construed as requiring the Holder(s) to exercise their Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

                  (f) The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

                  (g) The Company shall enter into an underwriting agreement with the managing underwriter(s) selected by a majority of Holders whose Registrable Securities are being registered pursuant to this Section 6(a). Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the

Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their shares and their intended methods of distribution.

                  (h) Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling securityholders.

         7.        Redemption of Warrants by the Company.

                  (a) Redemption. If an IPO has not been consummated by May 30, 1997, the Warrants may be redeemed, at the option of the Company, as a whole at any time prior to the Expiration Date, at the executive office of the Company, upon the notice referred to in Section 7(b) at the price of $.25 per Warrant ("Redemption Price"), provided that (i) the Warrants and the underlying Common Stock are registered on Form SB-2, S-1 or other form of registration statement used by the Company, and (ii) the Class A and Class B Promissory Notes have been paid in full.

                  (b) Date Fixed for and Notice of Redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company or the Company's agent at its discretion not less than 30 days from the date fixed for redemption to the Registered Holders of the Warrants to be redeemed at their last address as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

                  (c) Exercise After Notice of Redemption. The Warrants may be exercised in accordance with Section 1 of this Agreement at any time after notice of redemption shall have been given to the Company pursuant to Section 7(b) hereof and prior to the date fixed for redemption. On and after the redemption date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

         8.        Notices of Record Date, etc.  In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time issuable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a dividend or distribution payable solely in capital stock of the Company or out of funds legally available therefor), or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities as are at the time issuable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten
(10) days prior to the record date or effective date, for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

         9. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11. Transfers, etc. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant and of the holders of other warrants of like tenor issued simultaneously hereunder. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

             Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, sent by reputable overnight delivery or by facsimile to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, sent by reputable overnight delivery or by facsimile to the Company at its offices at, 2 Robbins Road, Westford Massachusetts 01886 or such other address as the Company shall so notify the Registered Holder.

         13. No Rights as Stockholders. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

         15. Headings. The headings of this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the law of the State of New York without regard to the principles of conflict of law.

         17. Venue. The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (b) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

Dated: __________, 1996                AUGMENT SYSTEMS, INC.

                                       By:
                                          --------------------------------------
                                          Duane A. Mayo, Chief Financial Officer

                                    EXHIBIT I

                                  PURCHASE FORM
                                  -------------

To:      AUGMENT SYSTEMS, INC.

         ---------------------
         ---------------------
         ---------------------
                                                   Dated:
                                                         ----------------------

         In accordance with the provisions set forth in the attached Warrant (No. __), the undersigned hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Warrant and herewith makes payment of $_______, representing the full Exercise Price for such shares at the price per share provided for in such Warrant.

                                       or

         The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase _________ shares of Common Stock of Augment Systems, Inc. by surrender of the unexercised portion of the within Purchase Option (with a "Value" of $__________ based on a "Market Price" of $___________).

         The undersigned has had the opportunity to ask questions of and receive answers from the officers of the Company regarding the affairs of the Company and related matters, and has had the opportunity to obtain additional information necessary to verify the accuracy of all information so obtained.

         The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction, and hereby represents to the Company that the undersigned is acquiring the shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares.

                                         Signature
                                                  ----------------------------
                                         Address
                                                  ----------------------------

                                                  ----------------------------